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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 19, 2003




                        WilTel Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



                Nevada                  000-50040               01-0744785
            (State or other           (Commission           (I.R.S. Employer
            jurisdiction of           File Number)          Identification No.)
            incorporation)



One Technology Center, Tulsa, Oklahoma                             74103
(Address of principal executive offices)                         (Zip Code)




        Registrant's telephone number, including area code: 918-547-6000




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         The information set forth in the press release issued on June 19, 2003, by the Special Committee of the Board of Directors of WilTel Communications Group, Inc. (the "Registrant"), attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         The Registrant files the following exhibit as part of this report:

         Exhibit 99.1. Copy of the Special Committee's press release, dated June
                       19, 2003, publicly announcing the items reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WILTEL COMMUNICATIONS GROUP, INC.



Date: June 24, 2003                   /s/ CANDICE L. CHEESEMAN
                                    --------------------------------------------
                                      Name:  Candice L. Cheeseman
                                      Title: General Counsel and Secretary




                                       1
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                                Index to Exhibits

Exhibit
Number            Description
-------           -----------

Exhibit 99.1.     Copy of the Special Committee's press release, dated June 19,
                  2003, publicly announcing the items reported herein.